Exhibit 10.2

LENDER JOINDER AND ASSUMPTION AGREEMENT

This Lender Joinder and Assumption Agreement (the “Joinder”) is made as of July 27, 2007 (the “Effective Date”) by BANK OF AMERICA, N.A., (the “New Commitment Provider”).

Background

Reference is made to the Amended and Restated Credit Agreement dated as of February 21, 2007 among Excelsior LaSalle Property Fund, Inc. (the “Borrower”), the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) (as the same has been and may hereafter be modified, supplemented, amended or restated the “Agreement”). Capitalized terms defined in the Agreement are used herein as defined therein.

Agreement

In consideration of the Lenders’ permitting the New Commitment Provider to become a Lender under the Agreement, the New Commitment Provider agrees that effective as of the Effective Date it shall become, and shall be deemed to be, a Lender under the Agreement and each of the other Loan Documents and agrees that from the Effective Date and so long as the New Commitment Provider remains a party to the Agreement, such New Commitment Provider shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Agreement which are stated to apply to a Lender and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. The New Commitment Provider hereby acknowledges that it has heretofore received a true and correct copy of the Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Effective Date and the executed original of its Note dated the Effective Date issued by the Borrower under the Agreement in the face amount of $10,000,000.

The Commitments and Ratable Shares of the New Commitment Provider and each of the other Lenders are as set forth on Schedule 1.1(B) to the Agreement. Schedule 1.1(B) to the Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1.1(B) hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing on the date hereof, the Borrower shall repay all outstanding Loans to which either the Base Rate Option or the Euro-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the New Commitment Provider) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.6.2 [Indemnity].

The New Commitment Provider is executing and delivering this Joinder as of the Effective Date and acknowledges that it shall: (A) share ratably in all Base Rate Loans borrowed by the Borrower on and after the Effective Date; (B) participate in all new Euro-Rate Loans borrowed by the Borrower on and after the Effective Date according to its Ratable Share; and (C) participate in all Letters of Credit outstanding on the Effective Date according to its Ratable Share.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, the New Commitment Provider has duly executed and delivered this Joinder as of the Effective Date.

BANK OF AMERICA, N.A.

By:	/s/ Ronald B. Phemister
Name:	Ronald B. Phemister
Title:	Senior Vice President

[ACKNOWLEDGEMENT TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:	/s/ James A. Colella
Name:	James A. Colella
Title:	Senior Vice President

BORROWER:

EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation

By: LaSalle Investment Management, Inc., a Maryland corporation, its investment advisor

By:	/s/ Leo E. Owens
Name:	Leo E. Owens
Title:	Managing Director

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1—Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Loans	Ratable Share
PNC Bank, National Association, as a Lender and as Agent One PNC Plaza, 19th Floor 249 Fifth Avenue Pittsburgh, Pennsylvania 15222-2707	$30,000,000	42.857142857%
Attention: Michael E. Smith Telephone: 412-768-9135 Telecopy: 412-762-6500

BMO Capital Markets Financing, Inc. 115 South LaSalle Street Chicago, IL 60603	$30,000,000	42.857142857%
Attention: Virginia Neale, Vice President Telephone: 312-461-3994 Telecopy: 312-293-4856

Bank of America, N.A. 231 S. LaSalle Street, 12th Fl. Chicago, IL 60604	$10,000,000	14.285714286%
Attention: Sabana Johnson Telephone: 312-828-7168 Telecopy: 312-828-2838

Total	$70,000,000	100.00000000%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower:

BORROWER:

Excelsior LaSalle Property Fund, Inc.

c/o LaSalle Investment Management, Inc.

200 East Randolph, Suite 4400

Chicago, Illinois 60601

Attention: C. Allan Swaringen

Telephone: (312) 782-5800

Telecopy: (312) 228-0254

with a copy to:

Excelsior LaSalle Property Fund, Inc.

c/o LaSalle Investment Management, Inc.

200 East Randolph, Suite 4400

Chicago, Illinois 60601

Attention: Gordon Repp

Telephone: (312) 782-5800

Telecopy: (312) 228-2277

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

191 North Wacker Drive, 30th Floor

Chicago, Illinois 60606

Attention: Daniel J. Pearlman

Telephone: (312) 499-6090

Telecopy: (312) 499-6190

SCHEDULE 1

OUTSTANDING TRANCHES

None.